Confidential materials omitted and filed separately
with the Securities and Exchange Commission.
Asterisks denote omissions.

Exhibit 10.1

FIRST AMENDMENT
TO LICENSE AND COLLABORATION AGREEMENT

This First Amendment to License and Collaboration Agreement (the “Amendment”) is entered into effective as of the last date set forth on the signature page hereof (the “Amendment Effective Date”) by and between LEXICON PHARMACEUTICALS, INC., a Delaware corporation with its principal offices at 8800 Technology Forest Place, The Woodlands, Texas 77381 U.S.A. (“Lexicon”), and IPSEN PHARMA SAS, a French corporation with its principal offices at 65 Quai Georges Gorse, Boulogne-Billancourt 92100, France (“Ipsen”).

Capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Collaboration Agreement. Unless otherwise expressly stated herein, the Sections referred to herein refer to the Sections in the Collaboration Agreement.

R E C I T A L S

WHEREAS, Lexicon and Ipsen are parties to that certain License and Collaboration Agreement dated October 21, 2014 (the “Collaboration Agreement”);

WHEREAS, Lexicon and Ipsen desire to amend the Collaboration Agreement to include Canada in the Licensed Territory and reflect additional financial provisions relating thereto.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, Lexicon and Ipsen hereby agree as follows:

1.    In consideration of the expanded license rights granted by Lexicon to Ipsen by virtue of this Amendment, Ipsen shall pay Lexicon a one-time, non-refundable, non-creditable milestone payment of [**] Dollars (US$[**]) within fifteen (15) days after the Amendment Effective Date.

2.    Section 1.40 of the Collaboration Agreement is hereby amended and restated in its entirety as follows:

“Section 1.40    “Lexicon Territory” means the USA and Japan.”

3.    Section 4.1(c) of the Collaboration Agreement is hereby amended and restated in its entirety as follows:

“(c)    Ipsen shall pay Lexicon, within [**] following [**], for (i) all internal costs of Lexicon personnel at the FTE Rate, plus (ii) all out-of-pocket costs and expenses incurred by Lexicon, with respect to each of clause (i) and (ii) to the extent incurred in transferring to Ipsen Regulatory Approvals and regulatory filings (or providing Ipsen with a right of reference thereto), providing copies of Regulatory Approvals and regulatory filings, Regulatory Documentation, and the Drug Master File, and performing other regulatory activities assigned to Lexicon under the Development Plan or Commercialization Plan, provided that (x) such costs shall be appropriately apportioned to the extent they are also related to activities for countries outside the Licensed Territory (e.g. USA and/or Japan), and (y) all the foregoing is in accordance with the costs and expenses forecasted in the applicable budget as approved by the JSC or is additionally requested by Ipsen, it being understood that such approved budget shall include an allowance of [**] percent ([**]%) for cost overruns, provided such overruns, upon their occurrence, are appropriately documented and justified, and that Lexicon’s obligations to perform activities pursuant to Sections 4.1(a) and 4.1(b) shall be subject to prior approval by the JSC of a budget therefor.”

Confidential materials omitted and filed separately
with the Securities and Exchange Commission.
Asterisks denote omissions.

4.    Section 8.2(a) of the Collaboration Agreement is hereby amended and restated in its entirety as follows:

“(a)    Ipsen shall pay Lexicon the following event milestone payments, subject to adjustment pursuant to Section 8.2(b) and (c):

Milestone Event		U.S. Dollars (in Millions)

(i)	[**]	U.S.$[**]

(ii)	[**]	U.S.$[**]

(iii)	[**]	U.S.$[**]

(iv)	[**]	U.S.$[**]

(v)	[**]	U.S.$[**]

(vi)	[**]	U.S.$[**]

(vii)	[**]	U.S.$[**]

(viii)	[**]	U.S.$[**]

(ix)	[**]	U.S.$[**]

(x)	[**]	U.S.$[**]”

5.    For purposes of this Amendment, “Health Canada” shall mean Health Canada, the federal department of the government of Canada having the authority to regulate the sale of medicinal or pharmaceutical products, or any successor agency thereof.

6.    This Amendment shall not amend or modify the covenants, terms, conditions, rights and obligations of the parties under the Collaboration Agreement, except as specifically set forth herein. The Collaboration Agreement shall continue in full force and effect in accordance with its terms as amended by this Amendment.
7.    This Amendment may be executed in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

Confidential materials omitted and filed separately
with the Securities and Exchange Commission.
Asterisks denote omissions.

IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute and deliver this Amendment as of the Amendment Effective Date.

IPSEN PHARMA SAS

By:
(Signature of Authorized Representative)

Printed Name:

Title:

Date:

LEXICON PHARMACEUTICALS, INC.

By:
(Signature of Authorized Representative)

Printed Name:

Title:

Date: